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                                  UNITED STATES
                       SECURITIES and EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):

                                February 19, 2008
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                             WASTE TECHNOLOGY CORP.
                             ----------------------
             (Exact Name of Registrant as specified in its charter)

                         Commission File Number 0-14443

            Delaware                                    13-2842053
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


               5400 Rio Grande Avenue, Jacksonville, Florida 32254
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                     (Address of Principal Executive Office


                                 (904) 355-5558
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                         (Registrant's Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

     At a Board of Directors meeting held on February 19, 2008 the Board of Directors named Mr. Roger Griffin as President and Chief Executive Officer of Waste Technology Corporation effective February 19, 2008. Mr. Griffin joins the Company with more than 14 years of manufacturing experience. He was most recently Vice President of Operations at Shaefer Interstate Railing and before that in management at Dana Corporation. Mr. Griffin replaces Mr. Greg Kirkpatrick who was named acting President and CEO on September 17, 2007 and who successfully fulfilled his responsibilities and duties with Waste Technology Corporation.

Item 9.01  Financial Statements and Exhibits

(c)   Exhibits

99.1  Press Release dated February 20, 2008.




                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: February 19, 2008.

                                                Waste Technology Corp.


                                                By: /s/ William E. Nielsen
                                                    ----------------------
                                                    William E. Nielsen,
                                                    Director and
                                                    Chief Financial Officer





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